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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


COMMISSION FILE NO. 0-18866                   DATE OF REPORT: SEPTEMBER 30, 1997
                                              (Date of earliest reported event)


                      FIRST NATIONAL ENTERTAINMENT CORP.
      (Exact name of small business issuer as specified in its charter)



           COLORADO                                          93-1004651
-------------------------------                             -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



         600 ENTERPRISE DRIVE, SUITE 109, OAK BROOK, ILLINOIS  60523
         -----------------------------------------------------------
                   (Address of principal executive offices)



                                (630) 573-8209
                                --------------
                       (Registrant's telephone number)



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Item 2.  Acquisition or Disposition of Assets

First National Entertainment Corp., the Company, established a wholly owned subsidiary First National Finance Corp. ("FNFC") which acquired the assets of Shiloh Corp. from the principal shareholder, Chairman and Board member, Mr. Charles E. Nootens.

Cash, Notes Receivable generated in the course of business and development property were obtained for Preferred Stock and stock call options. The Company expects this subsidiary to be profitable during the current fiscal year.

FNFC obtained 28,000,000 shares from the Company and were utilized in the following manner:

             6 Units* = $60,000 sold for cash
            14 Units* = $140,000 reduced Secured Demand Note Debt 50 Units* = $500,000 used in acquisition of FNFC
                    * each unit is valued at $10,000

The Company will receive an annual management fee equal to one-half ( 1/2) the annual Federal income tax savings or a minimum of $50,000.

The Company also established a wholly owned subsidiary, First National Environmental Technologies, Inc. (FNET) which acquired a Swiss management company with rights to ultra violet light trenchless pipe repair technology in exchange for 1,500,000 shares of common stock, 17,500,000 warrants to acquire common stock at $.12 1/2 per share, preferred stock in the principal amount of $1,862,000 and a self liquidating note in the amount of $5,000,000. The Company received 100% ownership of the management company, FNAT Franchising A.G., headquartered in Zurich, Switzerland. This note will be liquidated by application of certain future tax benefits. An additional 1,000,000 shares were issued as a brokers commission. Initially, this product will be marketed in Northern Europe.


Item 5 - Other Events

Mr. Jurg Mullhaupt has been appointed to the board of directors effective October 1, 1997. Mr. Kenneth E. Scipta replaces Mr. Geoffrey McGrath as Board Secretary. Mr. McGrath remains a member of the Board.

Effective October 1, 1997 First National Entertainment Corp. has entered into a consulting agreement with Peter Keefe Productions to perform entertainment industry related activities while developing a strategy and action plan. These would include, but is not limited to, an initial evaluation, formulating a one to three year plan for First National Entertainment Corp.'s growth and the functions necessary to effectuate the plan. The agreement will be on an "at will" basis, which can be ended with 30 days notice.

On October 2, 1997 First National Environmental Technologies, Inc. signed a memorandum of agreement to an exclusive license to offer the "Beaver Spot" steam trenchless pipe repair technology in Germany, Switzerland, Austria, the Netherlands, Belgium and Luxemburg from BJR/MLI of Denmark. The agreement is subject to due diligence and funding.


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First National Entertainment Corp.
                                       Registrant


October 10, 1997                       /s/ Charles E. Nootens
----------------                       ----------------------
Date                                   Signature

                                       Charles E. Nootens
                                       Chairman



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The process compliments FNAT Franchising A.G.'s capabilitiy in its European operations.


Item 6 - Resignations of Registrant's Directors

Stephen J. Denari, resigned as a member of the board of directors and officer of First National Entertainment Corp. (FNAT), on June 27, 1997 accepted at September 30, 1997.

Attached is exhibit 1, resignation letter of Stephen J. Denari, fully executed on September 30, 1997.


Item 7 - Financial Statements and Exhibits

Since the establishment of First National Entertainment Corp. subsidiaries, First National Finance Corp. and First National Environmental Technologies, Inc. as start up ventures no financial statements are available or were required. Financial proforma forecasts will be filed as soon as practical, but not later than required.


EXHIBITS

1. Resignation letter of Stephen J. Denari, dated June 27, 1997.





Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First National Entertainment Corp.
                                        ----------------------------------
                                        Registrant


October 10, 1997
----------------                              ----------------------
                                              Charles E. Nootens
                                              Chairman